                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2003

                             Computer Horizons Corp.
             (Exact name of registrant as specified in its charter)

New York                                 0-7282              13-2638902
(State or other jurisdiction             (Commission         IRS Employer
of incorporation or organization)        File Number)        Identification No.)

                            49 Old Bloomfield Avenue
                            Mountain Lakes, New Jersey            07046-1495
                            (Address of principal executive offices)

Registrant's telephone number, including area code: (973) 299-4000

          (Former name or former address, if changed since last report)

ITEM 5 - OTHER EVENTS AND REQUIRED FD DISCLOSURE

       1. On June 30, 2003, Computer Horizons Corp. issued a press release announcing that its Board of Directors unanimously appointed Earl L. Mason as Chairman of the Board at a meeting held on June 27, 2003.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits

               99.1 Press Release of Computer Horizons Corp. dated June 30, 2003 announcing that its Board of Directors unanimously appointed Earl L. Mason as Chairman of the Board at a meeting held on June 27, 2003.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated: June 30, 2003


                                  COMPUTER HORIZONS CORP.


                                  By: /s/ William J. Murphy
                                      ---------------------
                                   William J. Murphy
                                   Chief Executive Officer and President

                                        3